UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2009

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

6001 Oak Canyon, Irvine, California (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code:

(949) 451-1450

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Agreement

See Item 5.02 below.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 3, 2009, Steven Muellner resigned as the Chief Executive Officer and President and as a director of Meade Instruments Corp. (the “Company”).  Steve Murdock was appointed to the position of Chief Executive Officer of the Company to replace Mr. Muellner.  Mr. Murdock served as Chief Executive Officer of the Company from June 2003 through May 2006 and has served as a director since May 2006.  Mr. Murdock has agreed to serve for one year at an annual salary of $1.00.  In connection therewith, Mr. Murdock was granted 500,000 options at an exercise price of $0.22 per share under the Company’s 2008 Stock Incentive Plan (the “Plan”).  Mr. Murdock was also granted 750,000 options at an exercise price of $0.22 per share outside the Plan, subject to stockholder approval at the next annual meeting of stockholders.  The options vest quarterly over a period one year.

In connection with Mr. Muellner’s resignation, the Company entered into an executive severance agreement with Mr. Muellner relating to his separation from the Company.  A copy of such executive severance agreement is filed with this report as Exhibit 10.121 and is incorporated herein by reference.  This executive severance agreement supersedes the employment agreement the Company entered into with Mr. Muellner in July 2007.

Pursuant to the executive severance agreement, Mr. Muellner’s resignation was effective February 3, 2009.  The executive severance agreement provides that Mr. Muellner will receive (i) a lump sum payment of $400,000 in February 2009 and (ii) a lump sum payment equal to approximately $8,000 in respect of anticipated COBRA premiums for the first twelve months following his resignation.  The executive severance agreement also includes a waiver and release of claims by Mr. Muellner and the Company.

On January 31, 2009, Harry Casari resigned as a director of the Company.

On February 4, 2009, James Chadwick resigned as a director of the Company.

A copy of a February 5, 2009 press release relating to the above events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description

10.121	Executive Severance Agreement between Steven Muellner and Meade Instruments Corp. dated February 3, 2009

99.1	Press Release of Meade Instruments Corp. dated February 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2009	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ Paul E. Ross
Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.121	Executive Severance Agreement between Steven Muellner and Meade Instruments Corp. dated February 3, 2009

99.1	Press Release of Meade Instruments Corp. dated February 5, 2009